UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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PHASE FORWARD INCORPORATED
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Filed by Phase Forward Incorporated

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Phase Forward Incorporated

Commission File No.: 000-50839

Earlier this morning we announced a momentous event in our history, we have signed a definitive agreement to be acquired by Oracle.  This agreement has been reviewed and approved by our respective boards of directors and we believe that the transaction is both exciting and compelling for our customers, employees and shareholders.   This announcement begins a process that will involve a meeting of our shareholders and customary regulatory reviews.  At the conclusion of this process, the acquisition will formally close and Phase Forward will become the complementary centerpiece of Oracle’s Health Sciences global business unit.

The management team and the board are excited by the opportunities this transaction provides us and the compelling value the combined business will provide the marketplace.  This transaction represents a natural extension and broadening of our strategy.  Upon completion of this transaction, our combined companies will bring to market an increased breadth of solutions coverage both within life sciences, through broader enterprise solutions, as well as within the healthcare market, along with greater resources to innovate and develop new solutions for our customers.

I am certain that this news creates many questions for you.  Because both Oracle and Phase Forward are public entities we are limited in what we can communicate.  Until the transaction closes, we will continue to operate as independent companies and we need to ensure that this remains the case until all the necessary approvals are secured.  However, there will be some meetings scheduled to help plan for the integration.

In order to ensure consistency of information we will set up a page on PF Web dedicated to the Oracle Acquisition.  On this page you will find the most current information and Q&As relating to the transaction.

Please join us at an ALL COMPANY MEETING being held today at 10:00am at the Westin Hotel, Waltham, MA.  At this meeting we will kick off the communications process and introduce the Senior Vice President and General Manager of Oracle’s Health Sciences global business unit.  If you are able to attend, you will be able to ask questions live during the session.  If you are attending via dial-in please submit your questions to OracleAcquisition@phaseforward.com .

You will be receiving an email invitation to this meeting with the appropriate dial-in and meeting place details.

We will also have follow-up sessions in Maidenhead, Conshohocken and Princeton over the next 10 days to introduce Oracle leadership and review this announcement.  A schedule for these sessions will be available shortly.

I look forward to speaking with you later this morning.

Bob

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Phase Forward Incorporated (“Phase Forward”) plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed merger with Pine Acquisition Corporation, pursuant to which Phase Forward would be acquired by Oracle Corporation (“Oracle”) (the “Merger”).  Investors and security holders of Phase Forward are urged to read the proxy statement and the other relevant material when they become available because they will contain important information about Phase Forward, Oracle and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all documents filed by Phase Forward with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Phase Forward by directing a written request to Phase Forward Incorporated, 77 Fourth Avenue, Waltham, Massachusetts 02451, Attention: Investor Relations.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

Phase Forward and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Phase Forward in connection with the proposed Merger. Information about those executive officers and directors of Phase Forward and their ownership of Phase Forward common stock is set forth in the proxy statement for Phase Forward’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2010, and is supplemented by other public filings made, and to be made, with the SEC by Phase Forward. Investors and security holders may obtain additional information regarding the direct and indirect interests of Phase Forward, Oracle and their respective executive officers and directors in the Merger by reading the proxy statement and other public filings referred to above.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Certain items in this document may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involved certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability to complete the Merger in light of the various closing conditions, including those conditions related to regulatory approvals, the ability of the parties to consummate the proposed Merger; the impact of the announcement or the closing of the Merger on Phase Forward’s relationships with its employees, existing customers or potential future customers; the ability of Oracle to successfully integrate Phase Forward’s operations and employees; the ability to realize anticipated synergies and costs savings of the proposed Merger; and such other risks detailed in the Phase Forward’s Annual Report on Form 10-K filed with the SEC on February 26, 2010 and other reports filed with the SEC.

In addition, the statements in this document reflect the expectations and beliefs of Phase Forward and/or Oracle as of the date of this document.  Phase Forward and Oracle anticipate that subsequent events and developments will cause their expectations and beliefs to change.  However, while Phase Forward and Oracle may elect to update these forward-looking statements publicly in the future, they specifically disclaim any obligation to do so.  The forward-looking statements of Phase Forward and/or Oracle do not reflect the potential impact of any future dispositions or strategic transactions, including the Merger, that may be undertaken.  These forward-looking statements should not be relied upon as representing Phase Forward’s or Oracle’s views as of any date after the date of this document.